UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2011

HELIOS AND MATHESON INFORMATION TECHNOLOGY INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-22945	13-3169913
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue South, New York, New York	10003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 979-8228

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS
On July 18, 2011, Helios and Matheson Information Technology Inc. (the “Company”) received a letter from NASDAQ informing the Company that the NASDAQ Hearings Panel has determined that the Company is now in compliance with NASDAQ Listing Rule 5550(a)(5), which requires a minimum market value of publicly held shares of $1,000,000, NASDAQ Listing Rule 5550(a)(2), which requires the Company’s listed securities to have a minimum bid price of $1.00 per share, and NASDAQ Listing Rule 5550(a)(4), which requires the Company to have a minimum of 500,000 publicly held shares, and, therefore, that NASDAQ will continue to list the Company’s common stock.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS AND MATHESON INFORMATION TECHNOLOGY INC.
By:	/s/ Umesh Ahuja
Umesh Ahuja, Chief Financial Officer

Date: July 19, 2011